SECURITIES AND EXCHANGE COMMISSION

		    WASHINGTON, D.C.  20549



			   FORM 8-K

			CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported): DECEMBER, 9, 2002


		    BANGOR HYDRO-ELECTRIC COMPANY
		    -----------------------------
	(Exact name of registrant as specified in its charter)




	  MAINE                1-10922                01-0024370
------------------------  --------------------  ---------------------
(State of Incorporation)  Commission File No.)  (IRS Employee ID No.)





     33 STATE STREET, BANGOR, MAINE                        04401
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(Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code:  (207-945-5621)



ITEM 5  OTHER EVENTS
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PROPOSED REDEMPTION OF PREFERRED STOCK.  On December 9, 2002 the Company
petitioned the Maine Public Utilities Commission for authority to redeem all or a portion of its outstanding preferred stock.

The Company has three outstanding series of preferred stock as follows:

			       Outstanding
				 Shares
4% (callable at $110)            17,500
4 1/4% (callable at $100)         4,840
7% (noncallable)                 25,000
				 ------
				 47,340

The face value of the shares is $100 apiece, and the total capital represented by these shares equals $4,734,000, approximately 1.5% of the Company's total capitalization of $310,325,000 as of September 30, 2002. The Company has no other outstanding series of registered securities.

The Company intends to acquire all or a portion of the shares through a tender offer and/or a call of the shares. The Company has retained Georgeson Shareholder Services to act as Information Agent and Program Manager with respect to the transaction.

The principal purpose of the redemption is to allow the Company to deregister its preferred shares. The Company presently has approximately 900 individual preferred shareholders. SEC regulations will allow deregistration of any remaining shares if the Company has 300 or fewer preferred shareholders. Deregistration would allow the Company to avoid periodic reporting requirements of the SEC under the Securities Exchange Act of 1934, including the preparation, filing, and distribution to preferred shareholders of an Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, interim reports on Form 8-K, and the preparation and filing Proxy Statements in connection with meetings of shareholders. The preparation, filing and distribution of these reports is a relatively burdensome process for purposes of maintaining a small number of preferred shares in the Company's capitalization, particularly with recent enhancements enacted in the Sarbanes-Oxley Act, and the Company believes that this costs is no longer cost justified. Deregistration would not affect the Company's obligations to provide audited financial statements prepared in accordance with GAAP to its lenders or to the Maine Public Utilities Commission and the Federal Energy Regulatory Commission.

As reported in its Quarterly Report on Form 10-Q for the quarter ending
June 30, 2002, at the Company's Annual Meeting of Shareholders held on April 24, 2002, the Company's shareholders approved a resolution delegating to the Company's Board of Directors the authority to redeem shares of the Company's stock. At a subsequent Board of Director's meeting held on July 31, 2002, the Board authorized management to conduct a preferred stock redemption program.

ITEM 14 EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K
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(c)     Exhibits.  None.





			     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				  BANGOR HYDRO-ELECTRIC COMPANY




Date: December 12, 2002           by:

				      /s/ David R. Black
				      ------------------
				  David R. Black
				  Treasurer and Controller
				  Chief Financial Officer